ROBERTSON STEPHENS MUTUAL FUNDS
The Information Age Fund-TM-
Second-Quarter Report
June 30, 1997


INFORMATION AGE

The Information Age Fund-TM- SECOND-QUARTER REPORT

FUND PHILOSOPHY

The Information Age Fund-TM- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Schedule of Investments  8
Statement of Assets and Liabilities  10
Statement of Operations  11
Statement of Changes in Net Assets  12
Financial Highlights - Class A Shares  13
Notes to Financial Statements  14
Administration  20

FUND HIGHLIGHTS

SOFTWARE AND PERSONAL COMPUTERS
Software companies experienced robust business early in the June quarter, while the personal computer manufacturers began to see business firming late in the quarter.

INDUSTRIES READJUSTING
The technology sector seems to be emerging from the inventory adjustments and product transitions that have plagued certain industries periodically over the last eighteen months.

SEMICONDUCTORS
We are encouraged by what appears to be a broad-based upturn for the semiconductor industry.

OUTLOOK
We believe that the early days of understanding and accepting the PC are over and that the days of full utilization and greater worker efficiencies are just beginning.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER
RONALD E. ELIJAH
Portfolio Manager
The Information Age Fund-TM-

DEAR SHAREHOLDER:


The Information Age Fund-TM- (Class A shares) ended the second quarter with a positive return of 18.60% compared to the PSE Technology Index, which was up 16.65% and the S&P 500 Index, which was up 17.40%. For the year to date, the Fund was up 4.17%, with the PSE Technology and S&P 500 achieving 16.54% and 20.54%, respectively.

INDUSTRIES READJUSTING
The technology sector seems to be emerging from the inventory adjustments and product transitions that have plagued certain industries periodically over the last eighteen months. Most of the inventory overhang was concentrated in the data communication, personal computer, and semiconductor industries. Although many of the companies within the software industry have not been directly involved in this inventory corrective cycle, their stocks at times have been negatively impacted by the fallout that has occurred in other technology industries. However, each of these industries seems to be working out its individual issues, and prospects now look bright for the second half of 1997 in almost all major technology industries.


"... PROSPECTS LOOK BRIGHT FOR THE SECOND HALF OF 1997 IN ALMOST ALL MAJOR TECHNOLOGY INDUSTRIES."

SOFTWARE AND PERSONAL COMPUTERS
During the second quarter, several industries continued to experience good product demand while others began to have a firming of demand after one quarter of sluggish business conditions. Software companies experienced robust business early in the June quarter, while the personal computer manufacturers began to see business firming late in the quarter after some sluggishness in April in anticipation of Intel's new microprocessor introduction.

SEMICONDUCTORS
Further signs of improving business conditions within the semiconductor industry also have continued to surface. We are encouraged by what appears to be a broad-based upturn for the semiconductor industry.

OUTLOOK
The outlook for technology investing appears excellent for the second half of 1997, and should continue into 1998. We believe the personal computer (PC) is as revolutionary an advancement for enhancing business productivity as electricity was when it was first introduced. Changes in manufacturing, productivity, and management techniques are necessary transitions in every technological progression. We believe that the early days of understanding and accepting the PC are over and that the days of full utilization and greater worker efficiencies are just beginning.

We believe that businesses' desire to improve work force efficiency and lower operating costs is driving current technology demand. The PC is reshaping business and worker efficiency levels as the long-

ECONOMIC ENVIRONMENT

promised productivity benefits from technology seem to have finally arrived. And now that businesses' capital spending on technology is generating direct paybacks, further investments should be stimulated, fostering further long-term growth prospects for technology investors.

ECONOMIC ENVIRONMENT
Interest rate worries and stock market volatility have heightened concerns about whether a significant downturn is about to begin. While trying to forecast market direction is always difficult, market fundamentals may lead investors to some conclusions as to what the market's long-term prospects might hold. Inflation continues to be restrained, recent interest rate rises seem to have been tempered, and based on our research, we do not feel the market is excessively overvalued when considering 1998 company earnings potential. As long as the

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Rod Berry
Susan Richardson
Rob Zidar

TRADING
Bill Reinsberg

ADMINISTRATION
Keira Koziol
Annette Tate
economy grows at a modest pace with restrained inflationary pressures, technology growth stock investing should continue to perform well. Therefore, we believe the U.S. stock market should be favorable to technology investors in the second half of 1997 and into 1998.

Going forward, we will continue to monitor the Fund's holdings and to seek new investment opportunities. Technology investing can be volatile; however, I believe the technology industries of today offer diverse and long-term investment opportunities, and I look forward to a long-term relationship with the Fund's shareholders.

Please listen to my ongoing messages about the Fund at the number listed below. If you should have questions, please call us or send us an E-mail at funds@rsco.com.

Sincerely,

/s/ Ronald E. Elijah


RONALD E. ELIJAH
Portfolio Manager
August 7, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

"NOW THAT BUSINESSES' CAPITAL SPENDING ON TECHNOLOGY IS GENERATING DIRECT PAYBACKS, FURTHER INVESTMENTS SHOULD BE STIMULATED, FOSTERING FURTHER LONG-TERM GROWTH PROSPECTS FOR TECHNOLOGY INVESTORS."

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Information Age Fund-TM-, the PSE Technology Index(1), and the S&P 500 Index(2)
IF INVESTED ON NOVEMBER 15, 1995(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                                      INFORMATION AGE      PSE TECHNOLOGY             S&P 500
FOR THE PERIOD ENDED 6/30/97                                                     FUND               INDEX(1)            INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------

Since inception (11/15/95)(3)                                                   22.76%              37.35%              54.15%
---------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
                                                                      INFORMATION AGE      PSE TECHNOLOGY             S&P 500
FOR THE PERIODS ENDED 6/30/97                                                    FUND               INDEX(1)            INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------

One year                                                                        14.62%              35.69%              34.72%
Since inception (11/15/95)(3)                                                   13.45%              21.58%              30.52%
---------------------------------------------------------------------------------------------------------------------------------


(1) The Pacific Stock Exchange ("PSE") Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks.

(2) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the fund's class a shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]

Warrants 2.5%
Network Systems 2.7%
Telecommunication Equipment 4.1%
Semiconductors 19.5%
Computer Hardware/Components 22.9%
Other/Other Assets, Net 1.40%
Computer Software 23.8%
Semiconductor Equipment 23.1%

TOP TEN HOLDINGS

1.
COMPAQ COMPUTER CORPORATION (4.43%)
Designs, develops, manufactures, and markets personal computers for professional users and consumers.

2.
MICRON TECHNOLOGY, INC. (4.12%)
Through its subsidiaries, manufactures and markets semiconductor memory and enhancement products for workstations and personal computers.

3.
NOVELLUS SYSTEMS, INC. (4.12%)
Designs chemical vapor deposition systems used to add layers to the surface of a semiconductor wafer.

4.
APPLIED MATERIALS, INC. (3.66%)
Develops, manufactures, sells, and services semiconductor wafer fabrication equipment worldwide.

5.
ALTERA CORPORATION (3.26%)
Manufactures programmable logic devices for computers and digital devices.

6.
GATEWAY 2000, INC. (3.22%)
Markets and supplies personal
computers and sells add-ons such as CD-ROMs, in the United States.

7.
DELL COMPUTER CORPORATION (3.17%)
Produces and sells personal computers. Also sells third-party software and peripherals.

8.
PRI AUTOMATION, INC. (3.13%)
Manufactures factory automation
systems used by semiconductor producers to automate the fabrication of integrated circuits in their front-end clean room manufacturing systems.

9.
XILINX, INC. (2.92%)
Supplies logic products (off-the-shelf integrated circuits) that can be programmed by the user to perform the exact logic function desired.

10.
KLA-TENCOR CORPORATION (2.90%)
Designs, manufactures, and services yield management and process monitoring systems for the semiconductor industry.

SCHEDULE OF INVESTMENTS



JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE /COMPONENTS - 22.9%
Adaptec, Inc.                                                                                      65,000        $  2,258,750
Compaq Computer Corporation                                                                        45,000           4,466,250
Dell Computer Corporation                                                                          27,200           3,194,300
Gateway 2000, Inc.                                                                                100,000           3,243,750
Iomega Corporation                                                                                100,000           1,987,500
Micrel, Inc.                                                                                       50,000           2,550,000
Sanmina Corporation, 144A(2)                                                                       46,000           2,921,000
Western Digital Corporation                                                                        80,000           2,530,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   23,151,550
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 23.8%
America Online, Inc.                                                                               20,000           1,112,500
BMC Software, Inc.                                                                                 33,500           1,855,063
Compuware Corporation                                                                              23,300           1,112,575
HBO & Company(1)                                                                                   35,000           2,410,625
McAfee Associates, Inc.                                                                            45,000           2,840,625
Oracle Corporation                                                                                 58,000           2,921,750
Parametric Technology Company                                                                      60,000           2,553,750
PeopleSoft, Inc.                                                                                   30,000           1,582,500
Remedy Corporation                                                                                 40,000           1,600,000
Synopsys, Inc.                                                                                     56,000           2,058,000
Technology Solutions Company                                                                       50,000           1,975,000
Wind River Systems                                                                                 50,000           1,912,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   23,934,888
-----------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 2.7%
3Com Corporation                                                                                   60,000           2,700,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,700,000
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 23.1%
ASM Lithography Holding                                                                            40,000           2,340,000
Applied Materials, Inc.                                                                            52,000           3,682,250
Asyst Technologies, Inc.                                                                           40,000           1,760,000
KLA-Tencor Corporation                                                                             60,000           2,925,000
Novellus Systems, Inc.                                                                             48,000           4,152,000
PRI Automation, Inc.                                                                               83,000           3,148,812
Photronics, Inc.                                                                                   60,000           2,865,000
Teradyne, Inc.                                                                                     60,000           2,355,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   23,228,062
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


8


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 19.5%
Altera Corporation                                                                                 65,000        $  3,282,500
LG Semiconductor(4)                                                                                50,060           1,950,543
LSI Logic Corporation                                                                              47,000           1,504,000
Level One Communications, Inc.                                                                     50,000           1,921,875
Linear Technology Corporation(1)                                                                   50,000           2,587,500
Microchip Technology, Inc.                                                                         45,000           1,338,750
Micron Technology, Inc.(1)                                                                        104,000           4,153,500
Xilinx, Inc.                                                                                       60,000           2,943,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   19,682,418
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.1%
ADC Telecommunications, Inc.                                                                       20,000             667,500
Motorola, Inc.(1)                                                                                  30,000           2,280,000
Spectrian Corporation                                                                              30,000           1,106,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,053,750
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 96.1% (Cost $78,837,868)                                                                      96,750,668
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Intel Corporation, Warrants, Strike $20.875, Expire 3/14/983                                       25,000           2,537,500
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 2.5% (Cost $2,109,456)                                                                             2,537,500

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.6% (Cost $80,947,324)                                                                    $  99,288,168

-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 1.4%                                                                                            1,432,967

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  100,721,135
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.

(2) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

(3)  See 4.c. in Notes to Financial Statements.

(4)  Foreign security denominated in Korean Won.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES



JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $80,947,324)                                                                       $  99,288,168
Receivable for investments sold                                                                                     4,470,243
Receivable for fund shares subscribed                                                                                 215,110
Organization cost                                                                                                      23,137
Dividends/interest receivable                                                                                           5,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      104,001,658

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable to custodian bank                                                                                           2,564,219
Payable for fund shares redeemed                                                                                      477,441
Payable to adviser                                                                                                    109,496
Accrued expenses                                                                                                      107,468
Payable to distributor                                                                                                 21,899
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   3,280,523

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  100,721,135

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    89,419,107
Accumulated undistributed net investment loss                                                                        (891,785)
Accumulated net realized loss from investments                                                                     (6,147,031)
Net unrealized appreciation on investments                                                                         18,340,844

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  100,721,135
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
     Net Asset Value, offering, and redemption price per share - Class A Shares                                      $  11.99
     (Net assets of $100,721,135 applicable to 8,403,695 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                            $  40,610
Dividends                                                                                                              19,100
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                                59,710

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              507,665
Distribution fees - Class A Shares                                                                                    126,916
Administrative services fees                                                                                          126,916
Transfer agent fees                                                                                                    39,848
Custodian fees                                                                                                         37,850
Shareholder reports                                                                                                    35,295
Professional fees                                                                                                      22,987
Registration and filing fees                                                                                           22,130
Interest expense                                                                                                       16,830
Trustees' fees and expenses                                                                                            11,041
Organization expense                                                                                                    3,231
Insurance                                                                                                                 786
TOTAL EXPENSES                                                                                                        951,495
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (891,785)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments                                                                                 (8,237,908)
Net change in unrealized appreciation on investments                                                               13,054,866
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS                                                  4,816,958

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $  3,925,173
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                               FOR THE SIX                 FOR THE
                                                                                              MONTHS ENDED              YEAR ENDED
                                                                                       6/30/97 (UNAUDITED)       DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                           $  (891,785)           $  (1,326,228)
Net realized (loss)/gain from investments                                                      (8,237,908)               8,016,897
Net change in unrealized appreciation on investments                                           13,054,866                5,030,392
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            3,925,173               11,721,061

----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class A shares                                                                  -                        -
Net investment income - Class C shares(1)                                                               -                        -
Realized gain on investments - Class A shares                                                           -               (2,483,271)
Realized gain on investments - Class C shares(1)                                                        -                        -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                     -               (2,483,271)

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net (decrease)/increase in net assets resulting from capital share transactions                (9,467,910)              64,200,446
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                               (9,467,910)              64,200,446
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                        (5,542,737)              73,438,236
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                           106,263,872               32,825,636
End of period                                                                              $  100,721,135           $  106,263,872
----------------------------------------------------------------------------------------------------------------------------------


(1)  Class C shares were first offered on April 1, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES


                                                                                        FOR THE SIX         FOR THE        FOR THE
FOR A SHARE OUTSTANDING                                                                MONTHS ENDED      YEAR ENDED   PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                          6/30/97 (UNAUDITED)       12/31/96      12/31/951
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                        $  11.51        $  9.30       $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                            (0.10)         (0.20)         (0.01)
Net realized gain/(loss) and unrealized appreciation/(depreciation)
    on investments and securities sold short                                                    0.58           2.68          (0.69)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 0.48           2.48          (0.70)

------------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                           -              -              -
Distributions from realized gain on investments                                                    -          (0.27)             -

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $  11.99       $  11.51        $  9.30
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                   4.17%         26.72%          (7.00)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000S)                                                          $  100,721     $  106,264      $  32,826
Ratio of Expenses to Average Net Assets                                                         1.87%          2.03%          2.13%
Ratio of Net Investment Loss to Average Net Assets                                             (1.76)%        (1.85)%        (0.89)%
Portfolio Turnover Rate                                                                          245%           452%            89%
Average Commission Rate Paid(2)                                                            $  0.0600      $  0.0582              -



(1)  Class A shares were first issued on November 15, 1995.

(2) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Information Age Fund-TM- (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of Shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C Shares were first offered by the Fund on April 1, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase. As of June 30, 1997, Class C had no shareholders.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At June 30, 1997, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At June 30, 1997, no security of the Fund was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology sector. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

g. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

h. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. As of June 30, 1997, Class C had no shareholders. Transactions in Class A shares for the six months ended June 30, 1997, and for the year ended December 31, 1996, were as follows:

Class A

1/1/97 - 6/30/97                                      SHARES             AMOUNT
--------------------------------------------------------------------------------
Shares sold                                       10,097,154     $  115,225,733
Shares reinvested                                          -                  -
--------------------------------------------------------------------------------
                                                  10,097,154        115,225,733

--------------------------------------------------------------------------------
Shares redeemed                                  (10,923,959)      (124,693,643)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net decrease                                        (826,805)     $  (9,467,910)
--------------------------------------------------------------------------------


1/1/96 - 12/31/96                                     SHARES             AMOUNT
--------------------------------------------------------------------------------
Shares sold                                       19,929,762     $  218,745,343
Shares reinvested                                    211,321          2,430,192
--------------------------------------------------------------------------------
                                                  20,141,083        221,175,535

--------------------------------------------------------------------------------
Shares redeemed                                  (14,441,218)      (156,975,089)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       5,699,865      $  64,200,446
--------------------------------------------------------------------------------

NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees and administrative fees of $507,665 and $126,916, respectively. For the six months ended June 30, 1997, there was no expected reimbursement of advisory fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the six months ended June 30, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.

c. DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributable to each class of shares, although the Class C plan contemplates payments at a rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. For the six months ended June 30, 1997, for Class A, and for the period from April 1, 1997 (Commencement of Offering) through June 30, 1997, for Class C, the Fund incurred distribution fees of $126,916 and $0, respectively.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C Shares of each fund for which the financial institution is the financial institution of record. For the period from April 1, 1997 (Commencement of Offering) through June 30, 1997, for Class C, the Fund incurred no shareholder servicing fees.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $16,500 to RS & Co., which represented 8% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments for federal income tax purposes was $80,947,324. Accumulated net unrealized appreciation on investments was $18,340,844, consisting of gross unrealized appreciation and depreciation of $19,090,766 and $749,922, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $245,083,978 and $255,511,127, respectively.

c. WARRANTS:

A warrant is an option which normally entitles the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. The Intel Corporation Warrants were valued daily at the last sale price on the principle exchange or market on which they were traded, or, if there were no sales that day, at the mean between the closing bid and asked prices.

NOTE 5    MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
     President, Chief Executive Officer

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Information Age Fund-TM-. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek


THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE INFORMATION AGE FUND-TM-, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GLOBAL VALUE FUND
APPLYING A CASH FLOW VALUE METHODOLOGY WORLDWIDE - Uses a methodology that combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities

ROBERTSON, STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM


ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as InfoAge under the heading Robertson Stephens. Its computer quotation symbol is RSIFX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.